TIAA-CREF LIFECYCLE INDEX FUNDS
TIAA-CREF Lifecycle Index 2035 Fund (the “Fund”)

SUPPLEMENT
dated July 19, 2018, to the Summary Prospectus
dated October 1, 2017

The Board of Trustees of the TIAA-CREF Funds (the “Trust”) has approved an amended and restated investment management agreement (the “Management Agreement”) with respect to the Fund, effective October 1, 2018 (the “Effective Date”), which implements a change in the fee structure of the Fund as of the Effective Date. Shareholders of the Fund will not experience any increase in total expenses attributable to this change in fee structure. The Fund is a “fund of funds” and currently invests in Institutional Class shares of other funds in the Trust and in other investment pools or investment products (collectively, the “Underlying Funds”). Under the existing fee structure, the Fund incurs the fees and expenses of the Underlying Funds indirectly, and thus such fees and expenses are reflected as the Fund’s “Acquired Fund fees and expenses” in the Fund’s “Annual Fund operating expenses” table.

As of the Effective Date, the Fund is expected to convert all existing investments in Institutional Class shares of the Underlying Funds of the Trust to a new class of the Underlying Funds of the Trust, Class W, and begin making all new investments in Underlying Funds of the Trust in Class W shares. As part of this shift, the Fund will agree, pursuant to certain contractual arrangements, to incur directly its pro rata portion of the investment management fees and certain other expenses (net of other waivers/reimbursements) allocable to Class W of shares of the Underlying Funds of the Trust in which the Fund invests. These fees and expenses will therefore be reflected as part of the Fund’s “Management fees” and “Other expenses,” respectively, in the Fund’s “Annual Fund operating expenses” table instead of being presented as “Acquired Fund fees and expenses.” To ensure that the same fees and expenses are not paid by both the Fund and the Underlying Funds of the Trust, Teachers Advisors, LLC (“Advisors”) will contractually agree to (i) waive and/or reimburse, for each Underlying Fund of the Trust, Class W’s net investment management fees in their entirety so long as such fees are incurred by the Fund directly and (ii) reimburse the Underlying Funds of the Trust for Class W’s net other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety so long as the Fund reimburses Advisors for such expenses. Advisors expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Trust’s Board of Trustees. Any amounts excluded from Advisors’ reimbursement of the net other expenses allocable to

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Class W shares of the Underlying Funds of the Trust will continue to be incurred indirectly by the Fund and reflected as part of “Acquired Fund fees and expenses” in the Fund’s “Annual Fund operating expenses” table, as applicable.

Currently, the Fund’s investment management fee is an annual rate of 0.10% of the average daily net assets of the Fund. To facilitate the fee structure change, the investment management fee for the Fund under the Management Agreement will be changed, as of the Effective Date, to be made up of two components, which will be added together to create the total investment management fee. The first component will be the Asset Allocation Fee Rate, which will be an annual rate of 0.10% of the average daily net assets of the Fund. The second component will be the Underlying Funds Fee Rate, which will be calculated as follows: for each Underlying Fund of the Trust in which the Fund is invested, the effective Underlying Fund’s annual investment management fee rate, as determined pursuant to its investment management agreement, net of any fee waivers or reimbursements applicable to the Underlying Fund (other than the Class W investment management fee waiver and/or reimbursement discussed above), in proportion to the percentage of the Fund’s net assets invested in the Underlying Fund, applied to the average daily net assets of the Fund.

The estimated Annual Fund operating expenses of the Fund as of the Effective Date are set forth below. These expenses are preliminary estimated expenses; final expenses will be provided in the Fund’s October 1, 2018 Summary Prospectus.

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ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Management fees[1,2]	0.16%	0.16%	0.16%	0.16%
Distribution (Rule 12b-1) fees	—	—	0.15%	—
Other expenses[1,2]	0.03%	0.11%	0.03%	0.28%
Total annual Fund operating expenses	0.19%	0.27%	0.34%	0.44%
Waivers and expense reimbursements[3,4]	(0.09)%	(0.09)%	(0.09)%	(0.09)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.10%	0.18%	0.25%	0.35%

[1]	Restated to reflect estimates for the current fiscal year.
[2]	Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.
[3]	Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.031% of average daily net assets for Institutional Class shares; (ii) 0.181% of average daily net assets for Advisor Class shares; (iii) 0.181% of average daily net assets for Premier Class shares; and (iv) 0.281% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2019, unless changed with approval of the Board of Trustees.
[4]	Advisors has contractually agreed to waive 0.069% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2019, unless changed with approval of the Board of Trustees.
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EXAMPLE

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the Fund’s table above, but that there will be no fee waiver or expense reimbursement arrangements in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$10	$18	$26	$36
3 years	$52	$78	$100	$132
5 years	$98	$143	$182	$237
10 years	$234	$334	$422	$546

LCX2035

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